Exhibit 23.8

Dawn Garcia, P.G. (Arizona)

Golder Associates USA Inc.

7458 N. La Cholla Blvd., Tucson, Arizona, USA 85741

CONSENT OF QUALIFIED PERSON

I, Dawn Garcia, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 28 of February, 2022

________________________________________________

Dawn Garcia, Licensed Professional Geologist (Arizona, License No. 26034)

Danny Tolmer, P.Eng. (British Columbia)

Golder Associates Ltd.

Suite 200 - 2920 Virtual Way, Vancouver, BC, V5M 0C4

CONSENT OF QUALIFIED PERSON

I, Danny Tolmer, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “10-K”);

(c)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(d)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Vancouver, BC, this 28 of February, 2022

________________________________________________

Danny Tolmer, P.Eng. (British Columbia, No. 33590 EGBC Certificate)

Eugenio Iasillo, P.E. (Arizona)

Process Engineering LLC

1676 W Aristides Street, Tucson, Arizona 85704

CONSENT OF QUALIFIED PERSON

I, Eugenio Iasillo, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(e)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(f)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “10-K”);

(g)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(h)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 28 of February, 2022

________________________________________________

Eugenio Iasillo, Registered Professional Engineer - Arizona, U.S. (Arizona Certificate/Registration No. 28209)

Jorge Castillo, P.E. (Colorado)

Golder Associates USA Inc.

7458 N. La Cholla Blvd., Tucson, Arizona, USA 85741

CONSENT OF QUALIFIED PERSON

I, Jorge Castillo, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

a)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

b)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “10-K”);

(i)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

c)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 28 of February, 2022

________________________________________________

Jorge Castillo, Registered Professional Engineer - Colorado, U.S. (Colorado Registration No. 0054466).

Michael Pegnam, P.E., (Arizona)

Golder Associates USA Inc.

7458 N. La Cholla Blvd., Tucson, Arizona, USA 85741

CONSENT OF QUALIFIED PERSON

I, Michael Pegnam, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘SEC S-K 1300 Technical Report Summary Southern Copper Corporation: La Caridad’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(j)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(k)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “10-K”);

(l)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(m)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Tucson, Arizona, this 28 of February, 2022

________________________________________________

Michael Pegnam, Registered Professional Engineer - Arizona, U.S. (Registration No. 33800)

Ronald Turner MAusIMM (CP Geo.)

Golder Associates S.A.

Magdalena 181, Piso 3, Las Condes, Santiago, Chile

CONSENT OF QUALIFIED PERSON

I, Ronald Turner, state that I am responsible for preparing or supervising the preparation of part(s) of the technical report summary, titled ‘S-K 1300 TRS Technical Report Summary Southern Copper Corporation: La Caridad’ with an effective date of December 31, 2021, as signed and certified by me (the “Technical Report Summary”).

Furthermore, I state that:

(n)	I consent to the public filing of the Technical Report Summary by Southern Copper Corporation (”the “Company”);

(o)	The Technical Report Summary was prepared in accordance with Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission and supports the Company’s annual report on Form 10-K for the year ended December 31, 2021 (the “10-K”);

(p)	I consent to the use of my name, or any quotation from or summarization in the 10-K of the parts of the Technical Report Summary for which I am responsible, to the filing of the Technical Report Summary as an exhibit to the 10-K, and to the incorporation by reference of the Technical Report Summary into the Company’s Registration Statement on Form S-3 (Registration No. 333-203237) and Registration Statements on Form S-8 and any amendments thereto (Registration No. 333-150982) (collectively, the “Registration Statements”); and

(q)	I confirm that I have read the portions of the 10-K relating to the parts of the Technical Report Summary for which I am responsible, and that such portions of the 10-K fairly and accurately reflect such information.

Dated at Santiago, Chile, this 28 day of February, 2022.

________________________________________________

Ronald Turner MAusIMM No. 302538, (CP Geo.)